ARI

ARINET.COM

ARI Network Services, Inc.

(ARIS)

FY14 – Q1

Safe Harbor Statement

Statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. The forward-looking statements can generally be identified by words such as "believes," "anticipates," "expects" or words of similar meaning. Forward-looking statements also include statements relating to the Company's future performance, such as future prospects, revenues, profits and cash flows. The forward-looking statements are subject to risks and uncertainties, which may cause actual results to be materially different from any future performance suggested in the forward-looking statements. Such risks and uncertainties include those factors described in Part 1A of the Company's annual report on Form 10-K for fiscal year ended July 31, 2013, filed with the Securities and Exchange Commission and on subsequent filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements. For more information, please refer to the Company's filings with the Securities and Exchange Commission.

During this presentation, we will discuss GAAP measure such as Net Income, as well as certain non-GAAP measures such as EBITDA. We have posted on www.investor.arinet.com, a reconciliation of these no-GAAP financial measures to the most comparable financial measures under GAAP.

Investment Highlights

Growing, Profitable, SaaS-based business, with **95%** Recurring Revenue

Unique Business Model & Value Proposition

- Strong Operating Cash Flows
- Historic gross margins greater than **80%**
- **10** consecutive years of positive EBITDA and operating cash flows
- Over **22,000** customers
- High barriers to entry

What do we do?

We Help Our Customers

SELL MORE STUFF!™


Arrowhead
FREE SHIPPING
ON ALL ONLINE ORDERS!



Online

- eCommerce Enabled Websites
  - Leads
  - OEM Parts
  - Aftermarket Parts, Garments & Accessories (PG&A)

In-Store

- OEM parts lookup
- Aftermarket PG&A lookup
- Lead Management

Who are our Customers?

Our Customers are

- Dealers
- Distributors
- Manufacturers (OEM)

What "Stuff?"


Whole Goods (Bike, Boat, RV)


OEM Parts


Aftermarket Parts, Garments & Accessories (PG&A)


Service

Markets We Serve

Wheel & Tire


HME


Powersports


Outdoor Power


Marine


Whitegoods


RV


GROWTH (Wheel & Tire, HME)

CORE (Powersports, Outdoor Power, Marine, Whitegoods, RV)

How do we help?

Websites	eCatalogs	Lead Management
WEBSITESMART	PARTSMART	FOOTSTEPS
✓ Web presence	✓ Increases sales in Dealership	✓ Increases sales by closing more leads
✓ Platform for driving leads and eCommerce sales	✓ Improves customer satisfaction	✓ Increases customer satisfaction by delivering a better experience

Content

✓ OEM Parts
120+ Manufacturers
500K Models
10MParts

✓ Aftermarket PG&A
1,400+ Manufacturers
500K Parts

✓ Whole Goods
315 Manufacturers
176K Models

Business Model

	Websites WEBSITESMART	eCatalogs PARTSMART	Lead Management FOOTSTEPS
SaaS	✓	✓	✓
Subscription		✓	
Transaction / Usage Fees	✓	✓	✓
ARPD = Average Revenue Per Dealer **includes growth from acquisitions*	49% of Total Revenue ARPD: $3,300 Growth: 174%*	43% of Total Revenue ARPD: $1,200 Growth: 2.8%	5% of Total Revenue ARPD: $1,500 Growth: 0%

Data as of and for the TTM ending Oct. 31, 2013

Some of Our Customers

Appliances

- Amana
- Electrolux
- FRIGIDAIRE
- Magic Chef
- MAYTAG
- U-LINE
- Whirlpool

Marine & RV

- BRUNSWICK
- EVINRUDE
- HONDA MARINE
- Jayco
- MARINEMAX
- MERCURY
- NAUTIC GLOBAL GROUP
- YAMAHA
- VOLVO PENTA

Outdoor Power

- Ariens
- BRIGGS & STRATTON
- ECHO
- GRAVELY
- Genie (A TEREX COMPANY)
- Husqvarna
- KOHLER ENGINES
- MTD
- Simplicity
- SNAPPER PRO. SNAPPER
- STIHL
- TORO

Tire & Wheel

- AMERICAN Tire Distributors (Tires, wheels, and a whole lot more!)
- BRIDGESTONE
- COOPER TIRES
- Firestone
- GOODYEAR
- MICHELIN
- SEMA (Specialty Equipment Market Association)

Powersports

- ARCTIC CAT (SHARE OUR PASSION.)
- BRP
- HARLEY-DAVIDSON MOTOR COMPANY
- HONDA
- Kawasaki
- POLARIS The Way Out.
- SCHWINN MOTORSPORTS
- YAMAHA

Growth Drivers

New Markets	✓ 50 Below had the leading market share in the fast-growing automotive tire and wheel market with more than 2,000 dealer websites. With 18,000 tire and wheel dealers and over 80,000 aftermarket auto dealers, this market is bigger than all of our current markets combined. ✓ Home Medical Equipment – 25,000 Potential Customers
Acquisitions	✓ Acquisitions that Align with our Strategy
New Products	✓ Aftermarket Product Launched February 2013 ✓ Others Coming
Global	✓ Additional Content Aimed at International Markets ✓ New Product that Supports Growth in BRIC Markets

Financial Summary

10 years of positive EBITDA & operating cash flows

Most Recent Quarter highlights[1]

- 95% Recurring Revenue
- 80% Gross Margin
- 11.8% Adjusted EBITDA Margin
- Improved Q/Q Churn by 21.1%[3]
  Annualized Churn rate 11.6%[3]
- Total CAC[2] - 23 months
  Inside Sales CAC – 14 months

Quarterly Recurring Revenue (QRR) and Churn


$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
-4.0%
-3.5%
-3.0%
-2.5%
-2.0%
-1.5%
-1.0%
-0.5%
0.0%
0.5%
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
QRR
Churn %

FY = Fiscal Year ending July 31

[1] as of and for the Quarter ending October 31, 2013

[2] Customer Acquisition Costs

[3] Revenue Churn rate

Revenue Growth

5-yr Total Company Recurring Revenue Growth CAGR = 13.9%
5-yr Organic Growth CAGR = 4.7%



Millions
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$21.5
$16.9
$21.3
$17.2
$22.5
$18.7
$30.1
$20.7
$32.3
$30.2
FY2010
FY2011
FY2012
FY2013
TTM

FY = Fiscal Year Ending July 31

Recurring Revenue Total Revenue

EBITDA Margin


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
Impact of 2 Acquisitions
12%
24%
19%
Includes $1.2M of acquisition-related costs.
12%
11%
FY2010
FY2011
FY2012
FY2013
TTM

FY = Fiscal Year Ending July 31

Operating Cash Flow


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
Impact of 2 Acquisitions
$1.6
$3.5
$3.5
Impact of 2 Acquisitions
$2.4
$1.9
FY2010
FY2011
FY2012
FY2013
TTM

FY = Fiscal Year Ending July 31

Recent News

Acquired DUO Web Solutions (November 2013)

- Expands our skill-set and product offering in the Digital Marketing space

Debt Refinancing & New Commercial Banking Relationship (April 2013)

- $4.5M Senior Debt Refinanced @ 3.75%
- $3M Revolving Credit Facility

Closed $4.8M Private Placement (March 2013)

- Issued 3.2M Shares (1.06M warrants)
- Reduced Debt by approximately $4.5M

Acquired Competitor - 50 Below (November 2012)

- Aligns with Strategy in 2 Ways
  - New Markets (Tire & Wheel, Medical)
  - Scale – On-boards 3,700 Dealers (Website)

Balance Sheet Highlights

- Cash and Investments: **$1.12M**[1]
- Total Debt and Lease Obligations: **$4.6M**[1]
- Shares Outstanding: **13.0M**[1]

  The weighted average effect of dilutive stock options and warrants for the quarter ending October 31, 2013 was 763,000.

- Stock Price: **$3.26**[2]
- Market Cap.: **$42.4M**[2]
- Enterprise Value: **$45.8M**[2]
- TTM Enterprise Value/EBITDA: **13.2x**
- TTM Enterprise Value/Revenues: **1.4x**

[1] *As of and for the Quarter ended October 31, 2013*
[2] *as of Market Close January 8, 2014*

Management Team



Roy W. Olivier - President & CEO
MSI, ProQuest, Pacific Telesis
25+ Years Experience



Bill Nurthen – Chief Financial Officer
Cabrera Capital, Inforte Corp., Platinum Technology
20+ Years Experience



Rob A. Ostermann - Chief Technology Officer
Parcel Pro, The California Breath Clinics, OC-Net
15+ Years Experience



Heather Blessington – Chief Marketing Officer
DUO Web Solutions
20+ Years Experience



Marv Berg - Vice President of Operations
Time Warner Cable, Norlight Telecommunications, Utopia
15+ Years Experience

Appendix I

Beneficial Ownership*

	Amount of Beneficial Ownership (1)	Percent Ownership
Wynnefield Funds (6)	1,727,989	12.39%
12 West Capital Management Funds (5)	1,451,290	10.41%
Michael D. Sifen, Inc. (4)	1,205,128	8.64%
Peter H. Kamin (3)	1,140,314	8.18%
Briggs & Stratton Corporation (2)	840,000	6.02%

As of October 31, 2013 unless otherwise noted

(1) Except as otherwise noted, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Includes options exercisable within 60 days of October 29, 2013.

(2) Ownership information is provided as of March 16, 2000 based upon Schedule 13D amendment filed April 3, 2000.

(3) Total includes 349,740 shares of common stock held by Mr. Kamin, 151,900 shares held by the Peter H. Kamin Children's Trust, 218,040 shares held by the Peter H. Kamin Profit Sharing Plan, 30,700 shares held by the Peter H. Kamin Family Foundation, 333,333 shares held by the Peter H. Kamin Revocable Trust and 56,601 shares held by 3K Limited Partnership.

(4) Ownership information is provided as of March 15, 2013 based upon Schedule 13G filed on May 22, 2013 by Michael D. Sifen, Inc. Total includes 498,461 shares of common stock held by Michael D. Sifen and 706,667 shares of common stock held by Michael D. Sifen, Inc., an entity controlled by Mr. Sifen.

(5) Ownership information is provided as of July 29, 2013 based upon Schedule 13G/A filed on July 31, 2013 by 12 West Capital Management LP and Form 4 filed on July 31, 2013.

(6) Ownership information is provided as of July 30, 2013 based in part upon Schedule 13D/A filed on July 31, 2013 by Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Capital Management, LLC, Wynnefield Capital, Inc., Nelson Obus and Joshua Landes and Form 4 filed on July 31, 2013.

Appendix II

Insider Ownership*

Name of Officer / Director	Amount of Direct Beneficial Ownership (1)	Percent Ownership
Roy W. Olivier (7) – President & CEO	648,602	4.65%
Brian E. Dearing – Board Chairman	453,573	3.25%
Gordon J. Bridge – Director	194,653	*
William C. Mortimore – Director	111,798	*
Darin R. Janecek – CFO	104,024	*
Jon M. Lintvet (8)	94,348	*
P. Lee Poseidon – Director	67,981	*
William H. Luden, III – Director	46,245	*
Robert Y. Newell, IV	40,253	*
Dwight B. Mamanteo	21,900	*
Marvin A. Berg, III – VP Operations	33,369	*
James R. Johnson	19,000	*
All current executive officers and directors as a group.	1,835,746	13.16%

• Denotes less than 1%

*As of October 31, 2013 unless otherwise noted

(7) Mr. Olivier's total includes 163,352 shares held in the Company's 401(k) plan, of which Mr. Olivier is a trustee with voting power. Mr. Olivier disclaims any beneficial ownership in these shares in excess of his pecuniary interest 13,246 shares.

(8) Jon M. Lintvet is no longer an executive officer of the Company, effective August 20, 2013.

Appendix III

Locations


Headquarters Milwaukee, WI
Int'l Sales/Support The Netherlands

Installs

3 Sales Channels

- OEM Sales
- Dealer Inside Sales
- International Sales

275
Employees

Over
100
Countries Served

2 Geographic Markets

- Americas
- EMEA

Appendix IV

Total Addressable Market (TAM)

	Wheel & Tire	HME	Powersports	OPE	Marine	Whitegoods	RV
							
# Dealers	18,000	25,000	4,700	11,000	3,100	30,000	2,000
# Websites	2,150	200	1,900	883	400	N/A	29
# eCatalog	N/A	N/A	3,350*	4,081	3,000*	1,890	135

*total number is approximate and includes a large bulk customer's estimates

Appendix V

Competition

	Lead Generation	Lead Management	Websites	eCatalogs
ARI Network Services	✓	✓	✓	✓
Snap-On (SNA*)				✓[1]
ADP (ADP*)		✓[2]	✓[2]	
Dominion		✓	✓	
Net Driven			✓[3]	

*Stock Symbol

[1] Powersports only
[2] Powersports, Marine & RV
[3] Tire & Wheel only